Exhibit 99.2
Transforming Lives Glycobiology-based Therapeutics May 2024 | NASDAQ: GLYC

Forward-Looking Statements

- To the extent that statements contained in this presentation are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs and expectations of the management of GlycoMimetics, Inc. ("GlycoMimetics," "we," "us," or "our"). Forward-looking statements contained in this presentation may include, but are not limited to: (i) the expected or projected timing of events, data readout and data analysis from clinical trials; (ii) the planned or potential clinical development and potential indications, benefits and impact of our drug candidates, including uproleselan and GMI-1687; (iii) the timing of receipt of clinical data; (iv) the potential safety, efficacy or clinical utility of our drug candidates; (v) the size of patient populations targeted by drug candidates we or our collaborators develop; (vi) the likelihood and timing of regulatory filings, and plans for interactions with regulatory authorities; (vii) our business and product development strategies, including our cash needs and expected cash runway; and (viii) any other statement containing terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "intends," or "continue," or the negative of these terms or other comparable terminology.
- Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry's actual results, levels of activity, performance, or achievements to be materially different from those discussed, implied or otherwise anticipated by such statements. You are cautioned not to place undue reliance on such forward-looking statements, which are current only as of the date of this presentation. Examples of risks, uncertainties and factors that may cause differences between our expectations and actual results include unexpected safety or efficacy data, unexpected side effects observed during preclinical studies or in clinical trials, whether results of early clinical trials will be indicative of results from later clinical trials, changes in expected or existing competition or additional market research that may cause our expectations about market opportunity to change, changes in the regulatory environment for our drug candidates, failure of our collaborators to support or advance our collaborations or drug candidates, our need for future capital, the inability to adequately protect our intellectual property, and becoming a party to litigation or other disputes. For a further description of the risks associated with forward-looking statements, as well as other risks facing GlycoMimetics, please see the risk factors described in the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 27, 2024, as well as other reports we file with the U.S. Securities and Exchange Commission from time to time, including those factors discussed under the caption "Risk Factors" in such filings. Forward-looking statements speak only as of the date of this presentation, and GlycoMimetics undertakes no obligation to update or revise these statements, except as may be required by law.

GlycoMimetics
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Near-Term Catalysts and Promising, Glycobiology-based Pipeline

Uproleselan: Multiple Late-Stage Clinical Trials

- **Phase 3 trial** in R/R AML (n=388), topline results announced in Q2 2024
- **Fully enrolled Phase 2 trial** in front-line AML (n=267) ongoing, **NCI-sponsored**
- **Ongoing IITs** in other AML populations. Preliminary data presented at ASH 2022/2023
- **Novel MOA/first-in-class** → potential **broad utility** with **Breakthrough Therapy**, **Fast Track**, and **Orphan** designations

Promising Early-Stage Pipeline

- Novel small molecules inhibit carbohydrate signaling
- Potential application in multiple inflammatory diseases
- **GMI-1687**
  - Phase 1a trial in healthy volunteers completed
  - Initial indication: treatment of sickle cell disease (SCD) vaso-occlusive crisis (VOC)
  - Being developed for self-administration at time of VOC
- **Galectins**
  - Targeting fibrotic diseases
  - First oral Galectin-3 antagonist

Targeted Operational Execution

- Updating uproleselan plans and evaluating financial guidance

GlycoMimetics
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A Portfolio of Promising Product Candidates

Program	Therapeutic Area	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Market
SELECTINS							
UPROLESELAN (GMI-1271)*	Relapsed / Refractory AML	Topline results announced in Q2 2024					
	Newly Diagnosed "Fit" AML	Fully enrolled 267 patients Dec 2021					
	Relapsed / Refractory Pediatric AML	Ph1 by NCI dosed 1st patient					
GMI-1687*	SCD Vaso-occlusive Events and Inflammatory diseases	Ph1a completed					
GALECTINS							
GMI-2093	Fibrosis and Oncology	Lead declared March 2022					

GlycoMimetics

*Partnered with Apollomics in Greater China

4

Breakthrough Therapy Designation in AML Uproleselan (GMI-1271)

1. SEER 2022 Statistics 6 Significant Unmet Medical Need In AML1 All Other Leukemias 20,380 New AML Cases 21,450 New Cases All Other Leukemias American Cancer Society. Cancer Facts and Figures 2023. Atlanta: American Cancer Society; 2023. Accessed May 10, 2023. https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2023/2023-cancer-facts-and-figures.pdf. ESTIMATED NEW CASES (2023) 70.6 88.0 71.3 31.7 100 90 80 70 60 50 40 30 20 10 0 CML CLL ALL AML Survival Rate % 5-YEAR RELATIVE SURVIVAL (2013 – 2019)1

Uproleselan: First-in-Class E-Selectin Antagonist for AML




LEUKEMIC STEM CELL
CD62E
sLeX
E-SELECTIN
VASCULAR ENDOTHELIAL CELL


NUCLEUS
MRNA
LEUKEMIC STEM CELL
NfKB

E-selectin:

- ✓ Leukocyte adhesion molecule constitutively expressed on marrow endothelial cells, also inducibly expressed throughout vasculature by innate inflammatory mediators
- ✓ Up-regulated by AML blasts via secreted inflammatory mediators, such as TNF-alpha and IL1-beta

E-selectin/E-selectin Ligand Interaction:

- ✓ Enables AML blast and leukemia stem cell sequestration in bone marrow
- ✓ Activates pro-survival NF-kB pathways
- ✓ E-selectin ligand sLex up-regulated on AML cells via multiple distinct drug resistance mechanisms

Uproleselan, a First-in-class E-Selectin Antagonist:

- ✓ Releases AML blasts and leukemic stem cells from vascular sequestration, agnostic to AML mutational status
- ✓ Disrupts NF-kB mediated chemoresistance pathways
- ✓ Potential broad utility across AML

GlycoMimetics

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E-selectin ligand expression • Detectable in every patient tested • Higher levels in R/R patients achieving CR/CRi, MRD- and prolonged median OS 8 Phase 1/2 Results in R/R and Newly Diagnosed AML Patients 0% 10% 20% 30% R/R AML (N=16) Newly Dx AML (N=9) Percent MRD Negative 80% 70% 60% 50% 40% Results Published in Blood February ‘22 AML population CR CR/CRi Median O/S MRD-negative Relapsed / Refractory (n = 54) 35% 41% 8.8 mos 69% Newly Diagnosed (n = 25) >=60yrs 52% 72% 12.6 mos 55%

Potential Foundational Backbone Across Spectrum in AML

~20,380 Newly Diagnosed AML Patients in the U.S.[1]

~12K "Fit" — Patients eligible for intensive chemotherapy

>8K
PATIENTS/YEAR

NEWLY DIAGNOSED, ELDERLY AML
NCI-Sponsored Phase 2/3
Combination of Uproleselan + 7&3

~8K Unfit"

8K
PATIENTS/YEAR

Recent venetoclax approval

+

8.5K
PATIENTS/YEAR

RELAPSED / REFRACTORY AML
GLYC-Sponsored Phase 3
Combination of Uproleselan + MEC/FAI

Uproleselan Value Proposition

- Improve achievement / depth of remission
- Extend overall survival
- Mitigate chemotherapy-related toxicity

GlycoMimetics

1. National Cancer Institute SEER Program. Cancer Stat Facts: Acute Myeloid Leukemia.

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Uproleselan Phase 1/2 overall survival by HSCT • N=54 R/R AML patients at 10 mg/kg RP2D • Overall MRD-negative: 56% 1L, 69% R/R • 10 longest survivors all MRD-negative Meta-analysis of 81 studies (N >11,000) • MRD negativity favorably prognostic for survival • Effect independent of age, subtype, timing, method MRD Negativity and HSCT Both Favorably Prognostic 11 Overall Survival by MRD status1 Overall Survival by HSCT2 1. Short, et al. JAMA Oncology 2020 6(12): 1890-1899; 2. DeAngelo et al, Blood 2022 139(8):1135-1146.

Phase 3 Global Pivotal Study of Uproleselan in R/R AML


KEY ELIGIBILITY CRITERIA
• ≥18 and ≤75 years in age
• AML – primary refractory or first or second relapse
• Eligible for intensive salvage treatment
• <1 prior HSCT
Randomize 1:1
Induction
(1 Cycle)
Consolidation
(Up to 3 Cycles)
Upro plus MEC or FAI (n=190)
Upro plus HiDAC or IDAC
1:1 Randomization (n=388)
(stratified by age, disease status and backbone chemo)
Placebo plus MEC or FAI (n=190)
Placebo plus HiDAC or IDAC
Follow-Up for Overall Survival not censored for transplant.

MEC: Mitoxantrone, etoposide and cytarabine
FAI: Fludarabine, cytarabine and idarubicin
HiDAC/IDAC: High-dose or Intermediate-dose cytarabine

Primary endpoint of overall survival was not achieved
Median overall survival: 13 months (uproleselan) vs. 12.3 months (placebo arm)
Adverse events consistent with known side effect profiles of chemotherapy used in the study
Comprehensive analysis ongoing; plan to submit for presentation at an upcoming medical meeting

GlycoMimetics
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388 0 50 100 150 200 250 300 350 400 0 10 20 30 40 50 60 70 80 # Subjects Randomized # Activated Sites # Activated Sites # Subjects Randomized FPFV LPFV Trial GMI-1271-301 Enrollment 13 • 380 patients planned, 388 patients enrolled • 12 patients (3%) lost to follow- up/ withdrew consent

14 Phase 3 Patient Characteristics Broadly Similar to Phase 2 301 Study | N=388 201 Study | N=66 Relapsed/Refractory Patient Demographics Age, median (range) 58 (20-75) 59 (26-84) Refractory, n (%) 129 (33%) 22 (33%) Relapsed, n (%) 259 (67%) 44 (67%) Duration of prior remission ≤6 mos 56 (22%) 18 (41%) Prior Therapies HSCT 70 (18%) 12 (18%) ≥2 Induction Regimens 63 (16%) 22 (33%) ELN Risk Category Adverse 42% 50% Intermediate 23% 17% Favorable 21% 11% Unknown 14% 22%

• June 2023 FDA cleared Phase 3 time-based OS analysis after defined cutoff if 295 events not reached by that date • Clinically mature data in Q2 2024 reflects > 3 years median follow-up and > 2 years post-transplant follow-up for the substantial majority of remaining patients that received stem cell transplants • After 2 years post-transplant, AML relapse becomes infrequent 15 Bolon YT, Atshan R, Allbee-Johnson M, Estrada-Merly N, Lee SJ.Current use and outcome of hematopoietic stem cell transplantation: CIBMTR summary slides (slide 79), 2022. Time-Based Analysis Triggered with a March 31, 2024 Data Cutoff

Intensive Chemotherapy (IC) in R/R AML



Single center (Germany); N=132; 52y
Single center (Italy); N=55; 51y
18mo
16mo
14mo
12mo
10mo
8mo
6mo
4mo
2mo
Median OS
0%
10%
20%
30%
40%
50%
60%
70%
HSCT Rates

Typical ~6-7 months mOS and HSCT rates ~25-30%

- Phase III, RCT
- Prospective cohort study
- Retrospective study
- Phase I or II study

NOTES

Scatter plot is not exhaustive but includes trials with similar populations to Phase 3 trial of uproleselan.

Outcomes with intensive chemotherapy may be heavily impacted by patient. characteristics including age, ELN risk, disease status and prior therapy, and that patient numbers are small for some of the data shown.

Size of bubble is proportional to sample size.

GlycoMimetics 16

3.3 6.3 5.4 6.8 7.7 5.1 5.1 3.5 6.6 6.4 6.8 0 2 4 6 8 10 12 Lintuzumab + MEC vs. MEC Elacytarabine vs. Inv. Choice IDAC +clofarabine vs IDAC Phase 3, RCT, N=320 Faderl et al, JCO 2011 Upro Phase 1/ 2 ≈ 8.8 mos Follow-up period cutoff at 9.7 mons to focus on Phase 3. 15 patients (28%) in RP2D populationwere censored for OS 17 Various salvage regimens retrospectivereview N=850+ 4, Megias-Vericat et al, Ann Hematol 2018** Guadecitadine vs Inv. choice Phase 3, RCT, N=302 Roboz et al, Blood 2021* Idasanutlin + IDAC vs. IDAC Phase 3, RCT, N=447 (All comer ITT) Konopleva et al, Blood Advances 2022 mOS 14 Historical Intensive Chemotherapy benchmarks for mOS are ~6 months Phase 3, RCT, N=191 Feldmanet al, JCO 2005 Phase 3, RCT, N=381 Roboz et al, JCO 2014 Historical IC benchmark ≈ 6 mos Historical OS reflectscontrol arms Note: patient outcomes for IC eligiblepopulations often vary depending upon patient and disease characteristics *Control group includes patients on MEC and FLAG-IDA ** All patients in this analysis received MEC Control Investigational

Duration of Follow-Up and Outcomes in Key AML Trials


R/R N=381
Clavis – Elacytarabine (CLAVELA Trial); mOS 3.5 v. 3.3 mo.
<6 mos*
R/R N=711
Sunesis – Vosaroxin (VALOR Trial); mOS 7.5 v. 6.1 mo.
~6 mos*
R/R N~320
Sanofi – Clofarabine (CLASSIC I Trial); mOS 6.6 v. 6.3 mo.
6.2 mos
R/R N=447
Roche – Idasanutlin (MIRROS Trial); mOS 6.8 v. 7.7 mo.
6.7 mos
Failed on OS
FLT3+ R/R N=371
Astellas - XOSPATA (Gilteritinib) – ADMIRAL Trial; mOS 9.3 v. 5.6 mo.
17.8 mos
sAML N=309
Jazz - VYXEOS (CPX-351); mOS 9.5 v. 5.9 mo.
20.7 mos
Succeeded on OS
R/R N=388
Uproleselan 301 Trial
Topline results reported in Q2 2024
37 months median follow-up (as of March 2024)

GlycoMimetics

*Median follow-up at time of event trigger for CLAVELA and VALOR estimated from protocol and/or final results as it was not included in the publication

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Follow-Up Versus Outcome in Select AML Trials 19 Trial Median Survival (mos) Median Follow-up (mos) Enrolled (N) Planned Events OS HR P-value CLAVELA 3.5 vs 3.3 mos < 6* 381 302 0.97 0.96 VALOR 7.5 vs 6.1 mos ~ 6* 711 562 0.87 0.0610 CLASSIC I 6.6 vs 6.3 mos 6.2 320 258 1.00 1.00 MIRROS 6.8 vs 7.7 mos 6.7 436 296 1.09 0.52 VIALE-A 15 vs 10 mos 20.5 433 270 0.66 < 0.001 VYXEOS 9.6 vs 6.0 mos 20.7 309 236 0.69 0.003 ADMIRAL 9.3 vs 5.6 mos 17.8 371 258 0.64 < 0.001 Uproleselan 13 vs.12.3 mos 37 (Mar ‘24) 388 295 TBD TBD *Median follow-up at time of event trigger for CLAVELA and VALOR estimated from protocol and/or final results as it was not included in the publication

Potential Foundational Backbone Across Spectrum in AML

~20,380 Newly Diagnosed AML Patients in the U.S.[1]

~12K "Fit" — Patients eligible for intensive chemotherapy

~8K Unfit"

>8K
PATIENTS/YEAR

NEWLY DIAGNOSED, ELDERLY AML
NCI-Sponsored Phase 2/3
Combination of Uproleselan + 7&3

8K
PATIENTS/YEAR

Recent venetoclax approval

+

8.5K
PATIENTS/YEAR

RELAPSED / REFRACTORY AML
GLYC-Sponsored Phase 3
Combination of Uproleselan + MEC/FAI

Uproleselan Value Proposition

- Improve achievement / depth of remission
- Extend overall survival
- Mitigate chemotherapy-related toxicity

GlycoMimetics

1. National Cancer Institute SEER Program. Cancer Stat Facts: Acute Myeloid Leukemia.

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NCI / Alliance Frontline “Fit” AML Phase 2/3 Trial Design 21 Enrollment of 267 Patients in Phase 2 Portion Completed in December 2021 KEY ELIGIBILITY CRITERIA • ≥ 60 years in age • AML and fit for 7+3 • Includes sAML • Excludes FLT3+ 7&3 (n=131) IDAC Upro plus 7&3 (n=131) Upro plus IDAC Induction (1 Cycle) Consolidation (Up to 3 Cycles) Follow-Up for EFS & Phase 3 Go/No-Go 7&3: Cytarabine and daunorubicin IDAC: Intermediate-dose cytarabine Randomize 1:1

HMA Resistance is Driven by E-selectin, Broken by Uproleselan 22 Targeting E-selection with GMI-1271 Overcomes Microenvironment-mediated Resistance to Venetoclax/HMA Therapy K.H. Chang, M. Muftuoglu, W.Zhang, M. Basyal, L. Ostermann, W.E.Fogler, J.L. Magnani, M. Andreeff, 2020 Control 5-azacytidine 5-azacytidine → uproleselan KG1 AML cells were incubated for 96 hours in the absence or presence of 100 nM 5-azacytidine, labeled with calcein and allowed to adhere to E-selectin coated plates (control and 5-azacytidine above). After 45 minutes of adhesion, Uproleselan was added to the wells and fluorescence determined after 30 minutes (5-azacytidine → Uproleselan above). 358 561 55 0 100 200 300 400 500 600 Control 5-azacytidine 5-azacytidone + Uproleselan Fluorescence UPROLESELAN INHIBITS BINDING OF BLASTS 700

Uproleselan/ Venetoclax/ HMA Combination Significantly Reduces Leukemia Burden, Compared to Ven+5Aza Alone1 1. ASH December 2020 23 Venetoclax Uproleselan Ven+5Aza Combination AML-PDX FROM A VENETOCLAX / HMA RESISTANT PATIENT

ASH 2022/2023: First Clinical Uproleselan Data Generated Outside of GLYC-Sponsored Trials

Uproleselan data from two investigator-initiated trials presented at ASH in December 2022/2023

A Phase I Study of Uproleselan Combined with Azacitidine and Venetoclax for the Treatment of Older or Unfit Patients with Treatment Naïve Myeloid Leukemia B.A. Jonas, J.L. Welborn, N.S. Esteghamat, R.T. Hoeg, A.S. Rosenberg, L. Molnar, A. Linh Dang-Chu, S.L. steward, and J.M. Tuscano, 2022

Publication Number: 2764

Encouraging safety and evidence of disease activity

- **8 evaluable patients with poor prognosis**
  - 6/8 (75%) were ELN 2017 adverse risk disease
  - 3/8 (38%) had complex cytogenetics
- **Data outcomes**
  - 6/8 (75%) CR/CRi
    - 5/8 (63%) full CR
    - 1/8 (13%) CRi
      - 5/8 (63%) CR/CRi responses occurred with cycle 1
  - 4 CR/CRi MFC MRD negative
    - 50% overall MRD negative rate
    - 67% among CR/CRi responders

Uproleselan added to Cladribine Plus Low Dose Cytarabine (LDAC) in Patients with Treated Secondary Myeloid Leukemia (TS-AML) E.A. Huante, H. Kantarjian, K.S. Chien, C.D. DiNardo, N. Short, A. Maiti, G. Montalban, N. Daver, J.D. Kawedia, K. Bowie, S.A. Pierce, F. Ravandi, M. Konopleva, G. Garcia Manero, and T. M. Kadia, 2023

Publication Number: 2992

39% ORR in very high-risk patient population

- **18 evaluable patients**
  - All patients had unfavorable cytogenetics and had previously received treatment with a hypomethylating agent.
  - 11 patients (55%) had received prior treatment with venetoclax, and five (25%) had undergone stem cell transplantation.
- **Data outcomes**
  - Combination of Cladribine + LDAC with uproleselan overall well tolerated with few treatment-related AEs
  - Combination reduced bone marrow blasts in 13 (72%) patients
  - Three patients went on to receive a potentially curative hematopoietic cell transplantation (HCT)
  - Study investigators concluded data support this low-risk approach to marrow blast reduction and disease control in preparation for HCT

GlycoMimetics

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Treatment of Vaso-occlusive Crisis (VOC) in Patients with Sickle Cell Disease GMI-1687

E-Selectin Mediates Multicellular Adhesion and Vaso-Occlusion

Inflammation & Activation

Multicellular Adhesion & Vaso-occlusion


E-Selectin
P-Selectin

VASCULAR DAMAGE

RBC rigidity and hemolytic byproducts promote endothelial inflammation

ADHESION MOLECULE EXPRESSION

Inflammation drives expression of E-selectin, an adhesion molecule

MULTICELLULAR ADHESION

E-selectin binds sticky clusters of blood cells that interact with endothelium

VASO-OCCLUSIVE CRISIS

Blood flow occlusion and resulting hypoxia leads to pain and organ damage

Data Supporting E-Selectin Role in Cellular Adhesion and Clotting

Preclinical

- E-selectin leads to rolling and cell arrest
- Blocking E-selectin inhibits leukocyte adhesion
- Blocking E-selectin restores blood flow in animal models of vessel occlusion in sickle cell disease

Clinical

- sE-selectin correlates with frequency of VOC
- sE-selectin correlates with poor survival
- Reduced sE-selectin correlated with clinical benefit in RESET trial (time to discharge)

E-selectin Antagonism Provides a Unique Therapeutic Target to Interrupt VOC in SCD patients

GlycoMimetics

Front. Immunol., 28 April 2021Sec. https://doi.org/10.3389/fimmu.2021.663886; Clin Hemorheol Microcirc. 2018; 68(2-3): 263–299.; Image adapted from https://www.rethinkscd.com

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Even with Prophylactic and Gene Therapy Approaches, VOC Will Remain A Significant Unmet Medical Need

On-Demand VOC Therapies
(Selected In Development)

GlycoMimetics

GMI-1687
E-selectin antagonist
First-in-class
Novel MoA


6+
VOCs
30%
CLINICALLY
VISIBLE VOCs
2-5 VOCs
50%
SUBCLINICAL
Ongoing, Silent VOCs
0-1 VOC
20%

Gene Therapies (In Development)

bluebird bio	Editas Med.	Vertex/CRISPR	Beam Ther.
LOVO-CEL	EDIT-301	EXA-CEL	BEAM-101

Prophylactic Therapies

APPROVED

Multiple (generic)	Pfizer	Novartis
Hydroxyurea	Voxeletor	Crizanlizumab-tmca*

PHASE 3

Pfizer	Novo Nordisk	Agios Pharma
Inclacumab; GBT021601	Etavopivat	Mitapivat

220,000 – 450,000 VOCs/year (in the era of prophylactic therapies)

GlycoMimetics

*Authorizationrevoked in EU

Dampier et al. 2017 American Society of Hematology Annual Meeting. Abstract# 4660.
N Engl J Med 2019; 381:509-51; N Engl J Med 2017; 376:429-439

27

28 TTRD = time to readiness for discharge; TTD = time to discharge; TTDIVO = time to discontinuation of IV opioids; CIVO = cumulative IV opioid use Dampier et al, Blood 2023 Early Treatment Resulted in Clinical Benefit For patients treated within first quartile of treatment (<26.4hrs), a meaningful, statistically significant benefit was seen across study endpoints

GMI-1687 Seeks to Empower Patients to Take Control

Potentially **revolutionizing the treatment paradigm** to on-demand disease modifying therapy





Lessons Learned	GMI-1687
E-selectin drives VOC[1]	• **Fast-acting**, small molecule E-selectin antagonist to eliminate vaso-occlusion
Early treatment in VOC is critical	• Potential **self-administration** of GMI-1687 after patient recognizes VOC episode • 100% bioavailable in preclinical models following subcutaneous administration
Deliver full dose to stop VOC	• **Optimize dose and regimen** based on reductions in sE-selectin • Agreed to as part of FDA Pre-IND Meeting

Phase 1a Study Completed

GlycoMimetics

1 Morikis et al, Frontiers in Immunology, April 2021, Vol. 12, Article 663886

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Potential Treatments in Oncology, Inflammation and Fibrosis GALECTIN-3 INHIBITORS

31 The Promise of Targeting Galectins Potential to modulate the immune and inflammatory response to cancer and fibrosis Target Galectin-3 carbohydrate-binding protein Chemistry Rationally designed with proprietary platform Differentiation Compounds have high binding affinity and specificity for Galectin-3 Orally Bioavailable Central role in fibrosis and cancer • Inflammation, aberrant cell activation/proliferation, fibrogenesis • Blockade may prevent/reverse fibrosis following organ damage • Antifibrotic/antitumor activity in various disease models Relevance

Near-Term Catalysts and Promising, Glycobiology-based Pipeline

Uproleselan: Multiple Late-Stage Clinical Trials

- **Phase 3 trial** in R/R AML (n=388), topline results announced in Q2 2024
- **Fully enrolled Phase 2 trial** in front-line AML (n=267) ongoing, **NCI-sponsored**
- **Ongoing IITs** in other AML populations. Preliminary data presented at ASH 2022/2023
- **Novel MOA/first-in-class** → potential **broad utility** with **Breakthrough Therapy**, **Fast Track**, and **Orphan** designations

Promising Early-Stage Pipeline

- Novel small molecules inhibit carbohydrate signaling
- Potential application in multiple inflammatory diseases
- **GMI-1687**
  - Phase 1a trial in healthy volunteers completed
  - Initial indication: treatment of sickle cell disease (SCD) vaso-occlusive crisis (VOC)
  - Being developed for self-administration at time of VOC
- **Galectins**
  - Targeting fibrotic diseases
  - First oral Galectin-3 antagonist

Targeted Operational Execution

- Updating uproleselan plans and evaluating financial guidance

GlycoMimetics

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